                                                                    EXHIBIT 7.e

                               EMPLOYEE INCENTIVE
                             STOCK OPTION AGREEMENT

         This Option Agreement (the "Agreement") made as of the 2nd day of August, 1995, between BUFFTON CORPORATION, a Delaware corporation (the "Corporation"), and FRANK J. MILAN, an employee of the Corporation or one or more of its subsidiaries (the "Employee").

         WHEREAS, the Corporation desires to carry out the purpose of the Employee Incentive Stock Option Plan of Buffton Corporation, dated December 17, 1985, (the "Plan") by affording Employee the opportunity to purchase shares of Corporation $.05 par value common stock.

         NOW, WHEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Option. The Corporation hereby grants to the Employee the right and option (the "Option") to purchase an aggregate of 25,000 shares of Corporation's $.05 par value common stock (the "Shares"), such Shares being subject to adjustment as provided in Paragraph 7 hereof, and on the terms and conditions herein set forth.

         2. Purchase Price. The purchase price of the Shares covered by the Option shall be $1.50 per Share, ex-dividend, such purchase price being 100% of the fair market value of such shares on the date first appearing above.

         3. Term of Option. The term of Option shall be for a period of six (6) years from the date hereof, subject to earlier termination as provided herein.

         4. Exercise of Option. The Option, subject to the terms, conditions and limitations contained herein, shall be exercisable as follows:

         The Shares included in this Option Agreement shall be divided into five (5) installments, each installment to be of approximately equal size. The first installment shall not be exercisable until one (1) year from the date first appearing above, and each succeeding installment shall not be exercisable. When the right to exercise any installment accrues, the Shares included in that installment may be purchased at that time or from time to time thereafter during the term of the Option.

         5. Termination of Employment. In the Event Employee's employment with the Corporation (which term includes subsidiaries of the Corporation) is terminated for cause, by Employee or for any other reason other than death, total and permanent disability or by the Corporation without cause, then the Option granted under this Agreement, or any unexercised portion thereof, shall terminate and be unexercisable as of the effective date of such termination of employment. For purposes of this Section 5, the term "cause" shall mean (a) the failure to refusal to perform diligently the duties of Employee's employment after written notice of such failure or refusal and a reasonable opportunity to remedy such is provided, (b) dishonesty, (c) the commission of an offense involving moral turpitude or (d) willful misconduct in connection with the performance of duties to the Corporation.

         Upon termination of employment with the Corporation without cause, then any portion of the Option which, on the effective date of termination, was unexercisable shall be accelerated and become exercisable for a period of thirty (30) days following the effective date of termination of employment, after which period any unexercised portion of the Option shall terminate and be unexercisable. Any part of the Option which was exercisable on the effective date of any termination of employment without cause, shall remain exercisable for a period of 30 days following the effective date of such termination, after which period any unexercised portion of the Option shall terminate and be unexercisable.

         If termination of Employee's employment with the Corporation is due to the death of the Employee, any part of the Option then exercisable under this Agreement shall remain exercisable for a period of three (3) months from the date of Employee's death, after which time the Option granted under this Agreement, or any unexercised portion thereof, shall terminate and be unexercisable.

         If termination of Employee's employment with the Corporation is due to Employee's total and permanent disability, as that term is defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended, then any part of the Option then exercisable under this Agreement shall remain exercisable for a period of twelve (12) months from the date of termination of Employee's employment, after which time the Option granted under this Agreement, or any unexercised portion thereof, shall terminate and be unexercisable.

         No provision of this Section 5 shall operate to extend the term of this Option beyond the term set forth in Section 3 hereof.

         6. Vesting Following a Change in Control. Notwithstanding anything to the contrary contained elsewhere herein, upon a Change in Control (as hereinafter defined) Employee's right and option to purchase the aggregate number of shares granted to Employee in paragraph 1. hereof shall become fully vested and immediately exercisable for the balance of the term of the option.

         For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon any of the following events:

         (i) The acquisition, directly or indirectly, by any person (as such terms as used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Corporation, any of its subsidiaries or any employee benefit plan maintained by the Corporation or any such subsidiary, of beneficial ownership of securities of the Corporation representing 15% or more of the combined voting power of the Corporation's then outstanding securities;

         (ii) Any sale, transfer, liquidation or other disposition of all or substantially all of the Corporation's assets or earning power, or any merger, consolidation or reorganization to which the Corporation is a party and pursuant to which the Corporation or an entity controlled by the Corporation is not a surviving entity; or

         (iii) The election during any period of 24 months or less of 20% or more of the members of the Corporation's Board of Directors without the approval of the nomination of such new members by a majority of the members of the Board who were members at the beginning of the period, or members of the Board thereafter recommended to succeed such original members (or their successors hereunder) by a majority of the members of the Board who were members at the beginning of the period (or their successors hereunder);

         Unless, the Continuing Board of Directors of the Corporation (as hereinafter defined) determines that the happening of any of the foregoing events in a particular case should not be deemed a Change in Control. The "Continuing Board of Directors of the Corporation" shall mean (i) the members of the Corporation's Board of Directors in office immediately prior to the Change in Control, excluding any who initiate a Change in Control, excluding any who initiate a Change in Control or are affiliated with one who initiates a Change in Control, and (ii) any subsequent directors who may be selected, nominated or approved by a majority of the other Continuing Board of Directors of the Corporation.

         7. Transferability of Option. No Option shall be transferable by Employee otherwise than by Will or the laws of descent and distribution. During the lifetime of the Employee, any Option granted herein shall be exercisable only by the Employee and shall not be assignable or transferable by Employee; no other person shall acquire any rights therein.

         8. Adjustment of Shares Subject to Option. If any Shares shall at any time be changed or exchanged by declaration of a stock dividend, a stock split, split-up, combination of shares, recapitalization or a merger, then the aggregate number of shares subject to this Agreement and the purchase price of such Shares under this Agreement shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate purchase price; provided, however, no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares.

         9. Rights as a Shareholder. The Employee or Employee's permitted transferee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for such Shares. No adjustments, other than as provided in paragraph 8 above, shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions for which the record date is prior to the date such stock certificate is issued.

         10. Restriction on Issuance of Shares. Any other provision of this Agreement notwithstanding, the Corporation shall not be obligated to sell or issue Shares pursuant to this Agreement unless the Shares with respect to which the Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities law. An opinion of counsel for the Corporation providing that the Shares with respect to which an Option is being exercised will comply with the Securities Act of 1933, as amended, or any applicable state securities law will be sufficient to allow the Corporation to sell or issue such Shares.

         11. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation at its offices located at 1415 First RepublicBank Tower, 801 Cherry Street, Fort Worth, Texas 76102. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either:

         (a) be accompanied by payment of the full purchase price of such Shares, in which event the Corporation shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; or

         (b) fix a date, not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Corporation, for the payment of the full purchase price of such Shares against delivery of a certificate or certificates representing such Shares.

         Payment of such purchase price shall, in either case, be made in cash or cashier's check payable to the order of the Corporation.

         The Corporation hereby agrees to loan Employee such amount of money as is needed by Employee to pay the purchase price for such shares. Such loan shall be evidenced by a promissory note, payable in full twelve (12) months from date of execution, bearing interest at the rate of 8% per annum, and secured by the shares of stock purchased with the proceeds of the loan or other collateral acceptable to the Corporation.

         The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option; or if the option shall be exercised by the Employee, and if the Employee shall so request in the notice exercising the Option, such Option shall be registered in the name of the Employee and another person, as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Paragraph 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof satisfactory to the Corporation of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

         12. Subsidiary. As used herein the term "Subsidiary" shall mean any present or future corporation which would be a "Subsidiary Corporation" of the Corporation, as that term is defined in Section 425 of the Code.

         13. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         14. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas.

         15. Headings. Headings are for the convenience of the parties, and are not deemed to be a part of this Agreement.

         EXECUTED the day and year first above written.

EMPLOYER:                                        BUFFTON CORPORATION


                                                 By: /s/ ROBERT H. MCLEAN
                                                     ---------------------------
                                                     Robert H. McLean, President
                                                     and Chief Executive Officer


EMPLOYEE:


                                                 /s/ FRANK J. MILAN
                                                 -------------------------------
                                                 Frank J. Milan

                               EMPLOYEE INCENTIVE
                             STOCK OPTION AGREEMENT


         This Option Agreement (the "Agreement") made as of the 26th day of December, 1995, between BUFFTON CORPORATION, a Delaware corporation (the "Corporation"), and FRANK J. MILAN, an employee of the Corporation or one or more of its subsidiaries (the "Employee").

         WHEREAS, the Corporation desires to carry out the purpose of the Employee Incentive Stock Option Plan of Buffton Corporation, dated December 17, 1985, (the "Plan") by affording Employee the opportunity to purchase shares of Corporation $.05 par value common stock.

         NOW, WHEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Option. The Corporation hereby grants to the Employee the right and option (the "Option") to purchase an aggregate of 5,000 shares of Corporation's $.05 par value common stock (the "Shares"), such Shares being subject to adjustment as provided in Paragraph 8 hereof, and on the terms and conditions herein set forth.

         2. Purchase Price. The purchase price of the Shares covered by the Option shall be $1.50 per Share, ex-dividend, such purchase price being 100% of the fair market value of such shares on the date first appearing above.

         3. Term of Option. The term of Option shall be for a period of six (6) years from the date hereof, subject to earlier termination as provided herein.

         4. Exercise of Option. The Option, subject to the terms, conditions and limitations contained herein, shall be exercisable as follows:

         The Shares included in this Option Agreement shall be exercisable at the rate of 20% per year. The first installment shall be exercisable one (1) year from the date first appearing above, and each succeeding installment shall be exercisable on the anniversary date thereof. Notwithstanding the foregoing, the shares included in this Option Agreement shall become immediately exercisable upon a Change in Control (as hereinafter defined). When the right to exercise any installment accrues, the Shares included in that installment may be purchased at that time or from time to time thereafter during the term of the Option.

         5. Termination of Employment. In the Event Employee's employment with the Corporation (which term includes subsidiaries of the Corporation) is terminated for cause, by Employee or for any other reason other than death, total and permanent disability or by the Corporation without cause, then the Option granted under this Agreement, or any unexercised portion thereof, shall terminate and be unexercisable as of the effective date of such termination of employment. For purposes of this Section 5, the term "cause" shall mean (a) the failure to refusal to perform diligently the duties of Employee's employment after written notice of such failure or refusal and a reasonable opportunity to remedy such is provided, (b) dishonesty, (c) the commission of an offense involving moral turpitude or (d) willful misconduct in connection with the performance of duties to the Corporation.

         Upon termination of employment with the Corporation without cause, then any portion of the Option which, on the effective date of termination, was unexercisable shall be accelerated and become exercisable for a period of thirty (30) days following the effective date of termination of employment, after which period any unexercised portion of the Option shall terminate and be unexercisable. Any part of the Option which was exercisable on the effective date of any termination of employment without cause, shall remain exercisable for a period of 30 days following the effective date of such termination, after which period any unexercised portion of the Option shall terminate and be unexercisable.

         If termination of Employee's employment with the Corporation is due to the death of the Employee, any part of the Option then exercisable under this Agreement shall remain exercisable for a period of three (3) months from the date of Employee's death, after which time the Option granted under this Agreement, or any unexercised portion thereof, shall terminate and be unexercisable.

         If termination of Employee's employment with the Corporation is due to Employee's total and permanent disability, as that term is defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended, then any part of the Option then exercisable under this Agreement shall remain exercisable for a period of twelve (12) months from the date of termination of Employee's employment, after which time the Option granted under this Agreement, or any unexercised portion thereof, shall terminate and be unexercisable.

         No provision of this Section 5 shall operate to extend the term of this Option beyond the term set forth in Section 3 hereof.

         6. Vesting Following a Change in Control. Notwithstanding anything to the contrary contained elsewhere herein, upon a Change in Control (as hereinafter defined) Employee's right and option to purchase the aggregate number of shares granted to Employee in paragraph 1. hereof shall become fully vested and immediately exercisable for the balance of the term of the option.


                  For the purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon any of the following events:

                  (i) the acquisition directly or indirectly, by any person (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Corporation, any of its subsidiaries or any employee benefit plan maintained by the Corporation or any such subsidiary, of beneficial ownership of securities of the Corporation representing fifteen percent (15%) or more of the combined voting power of the Corporation's then outstanding securities (with the terms used herein and in Sections 13(d) and/or 14(d) of the Securities Exchange Act of 1934, as amended, having the meanings of such terms in such Sections);

                  (ii) if the stockholders of the Corporation approve a merger or consolidation, a sale or disposition of all or substantially all of the Corporation's assets or a plan of liquidation or dissolution of the Corporation;

                  (iii) the election during any period of twenty-four (24) months or less of a member or members of the Corporation's Board of Directors without the approval of the election or nomination for election of such new member or members by a majority of the members of the Board who were members at the beginning of the period, or members of the Board thereafter recommended to succeed such original members (or their successors hereunder) by a majority of the members of the Board who were members at the beginning of the period (or their successors hereunder); or

                  (iv) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than the Corporation, any of its subsidiaries or any employee benefit plan maintained by the Corporation or any such subsidiary, makes a tender or exchange offer for any shares of the Corporation's outstanding voting securities at any point in time, pursuant to which any such shares are purchased.

         Unless, the Continuing Board of Directors of the Corporation (as hereafter defined) determines that the happening of any of the foregoing events in a particular case should not be deemed a Change in Control. The "Continuing Board of Directors of the Corporation" shall mean (i) the members of the Corporation's Board of Directors in office immediately prior to the Change in Control, excluding any who initiate a Change in Control or are affiliated with one who initiates a Change in Control, and (ii) any subsequent directors who may be selected, nominated or approved by a majority of the other Continuing Board of Directors of the Corporation.

         7. Transferability of Option. No Option shall be transferable by Employee otherwise than by Will or the laws of descent and distribution. During the lifetime of the Employee, any Option granted herein shall be exercisable only by the Employee and shall not be assignable or transferable by Employee; no other person shall acquire any rights therein.

         8. Adjustment of Shares Subject to Option. If any Shares shall at any time be changed or exchanged by declaration of a stock dividend, a stock split, split-up, combination of shares, recapitalization or a merger, then the aggregate number of shares subject to this Agreement and the purchase price of such Shares under this Agreement shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate purchase price; provided, however, no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares.

         9. Rights as a Shareholder. The Employee or Employee's permitted transferee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for such Shares. No adjustments, other than as provided in paragraph 8 above, shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions for which the record date is prior to the date such stock certificate is issued.

         10. Restriction on Issuance of Shares. Any other provision of this Agreement notwithstanding, the Corporation shall not be obligated to sell or issue Shares pursuant to this Agreement unless the Shares with respect to which the Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities law. An opinion of counsel for the Corporation providing that the Shares with respect to which an Option is being exercised will comply with the Securities Act of 1933, as amended, or any applicable state securities law will be sufficient to allow the Corporation to sell or issue such Shares.

         11. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation at its offices located at 226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either:

         (a) be accompanied by payment of the full purchase price of such Shares, in which event the Corporation shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; or

         (b) fix a date, not less than five (5) nor more than ten (10) business days from the date such notice shall be received by the Corporation, for the payment of the full purchase price of such Shares against delivery of a certificate or certificates representing such Shares.

         Payment of such purchase price shall, in either case, be made in cash or cashier's check payable to the order of the Corporation.

         The Corporation hereby agrees to loan Employee such amount of money as is needed by Employee to pay the purchase price for such shares. Such loan shall be evidenced by a promissory note, payable in full twelve (12) months from date of execution, bearing interest at the rate of 8% per annum, and secured by the shares of stock purchased with the proceeds of the loan or other collateral acceptable to the Corporation.

         The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option; or if the option shall be exercised by the Employee, and if the Employee shall so request in the notice exercising the Option, such Option shall be registered in the name of the Employee and another person, as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Paragraph 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof satisfactory to the Corporation of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

         12. Subsidiary. As used herein the term "Subsidiary" shall mean any present or future corporation which would be a "Subsidiary Corporation" of the Corporation, as that term is defined in Section 425 of the Code.

         13. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         14. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas.

         15. Headings. Headings are for the convenience of the parties, and are not deemed to be a part of this Agreement.

         EXECUTED the day and year first above written.

                                                   BUFFTON CORPORATION



                                                  By: /s/ ROBERT H. MCLEAN
                                                     ---------------------------
                                                     Robert H. McLean, President
                                                     and Chief Executive Officer


                                                  EMPLOYEE:


                                                  /s/ FRANK J. MILAN
                                                  ------------------------------
                                                  Frank J. Milan

                                 AMENDMENT NO. 1
                                       TO
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT


          This Amendment No. 1 to Employee Incentive Stock Option Agreement (the "Amendment") is made and entered into as of the 1st day of May, 1998, between BFX Hospitality Group, Inc. (formerly Buffton Corporation), a Delaware corporation (the "Corporation"), and Frank J. Milan, an employee of the Corporation or one or more of its subsidiaries (the "Employee").

          WHEREAS, the Corporation and Employee entered into an Employee Incentive Stock Option Agreement, dated August 2, 1995 (the "Agreement"); and

          WHEREAS, a phrase was inadvertently omitted from one of the provisions of the Agreement, and the Corporation and Employee desire to correct such inadvertent omission.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

          1. Paragraph 4 of the Agreement is hereby amended in its entirety to read as follows"

             "4. Exercise of Option. The Option, subject to the terms, conditions and limitations contained herein, shall be exercisable as follows:

                 The Shares included in this Option Agreement shall be divided into five (5) installments, each installment to be of approximately equal size. The first installment shall not be exercisable until one (1) year from the date first appearing above, and each succeeding installment shall not be exercisable until one (1) year from the date that the prior installment becomes exercisable. When the right to exercise any installment accrues, the Shares included in that installment may be purchased at that time or from time to time thereafter during the term of the Option."

          2. Except to the extent amended herein, the Agreement remains unamended and unmodified, and in full force and effect.

          Executed the date and year first above written.

EMPLOYER:                          BFX HOSPITALITY GROUP, INC.
                                   (formerly Buffton Corporation)


                                   By: /s/ ROBERT H. MCLEAN
                                      ------------------------------------------
                                      Robert H. McLean, Chief Executive Officer


EMPLOYEE:
                                       /s/ FRANK J. MILAN
                                      ------------------------------------------
                                      Frank J. Milan

                        INCENTIVE STOCK OPTION AGREEMENT


     This Option Agreement (the "Agreement") made and effective as of the 10th day of February, 1999, between BFX Hospitality Group, Inc., a Delaware corporation (the "Corporation"), and Frank J. Milan, an Employee of the Corporation or one or more of its Subsidiaries (the "Employee").

     WHEREAS, pursuant to the BFX Hospitality Group, Inc. 1997 Employee Stock Option Plan (the "Plan") the Corporation desires to afford Employee the opportunity to purchase shares of Corporation's $.05 par value common stock, as a reward for past performance as a key employee of the Corporation, and as an incentive for future performance.

     NOW, WHEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. Grant of Option. The Corporation hereby grants to the Employee the right and option (the "Option") to purchase an aggregate of 25,000 shares of Corporation's $.05 par value common stock (the "Shares"), such Shares being subject to adjustment as provided in Section 4.5 of the Plan, and on the terms and conditions herein set forth.

     2. Purchase Price. The purchase price of the Shares covered by the Option shall be $1.50 per Share.

     3. Term of Option. The term of the Option shall be for a period of six (6) years from the date hereof, beginning on February 10, 1999, and ending on February 9, 2005, subject to earlier termination pursuant to Section 5.7 of the Plan.

     4. Exercise of Option. The Option, subject to the terms, conditions and limitations contained herein, shall be exercisable as follows: The Shares included in this Option Agreement shall be divided into five (5) installments, each installment to be of approximately equal size. The first installment shall not be exercisable until one (1) year from the date first appearing above, and each succeeding installment shall not be exercisable until one (1) year from the date that the prior installment becomes exercisable. When the right to exercise any installment accrues, the Shares included in that installment may be purchased at that time or from time to time thereafter during the term of the Option.

     5. Transferability of Option. This Option may be transferred by Employee by Will or by the laws of descent and distribution, but not otherwise. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Option Agreement or Option in the form hereof in the name of assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Options under this Paragraph.


Incentive Stock Option Agreement                                          Page 1

     6. Exercise on Termination of Employment. Employee's rights to exercise the Options following a severance of employment of the Employee from the Company shall be governed by Section 5.7 of the Plan.

     7. Rights as a Shareholder. The Employee or Employee's permitted transferee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for such Shares. No adjustments, other than as provided in Section 4.5 of the Plan, shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions for which the record date is prior to the date such stock certificate is issued.

     8. Listing: Governmental Approval.

     The Option granted herein is subject to the requirement that, if at any time the listing or qualification of Shares issuable upon exercise of the Option is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary as a condition of, or in connection with the issuance of any Shares, no Shares shall be issued in whole or in part, unless such listing, qualification, consent or approval has been obtained. The Corporation agrees, at its own expense, to take all action necessary to obtain such listing, qualification, consent or approval so the Corporation can perform its contractual obligation to issue the Shares covered by this Option.

     9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice delivered in person or by first class mail to the Corporation at its offices located at 226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such Shares, in which event the Corporation shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received.

     Payment of such purchase price shall, in either case, be made in (i) cash, or (ii) cashier's certified or personal check payable to the order of the Corporation, (iii) in whole shares of the Corporation's common stock previously acquired by Employee and evidenced by negotiable certificates, or (iv) by the Corporation withholding Shares that otherwise would be acquired upon such exercise. Any Shares transferred to the Corporation (or withheld upon exercise) as payment of the purchase price under this option shall be valued at the Fair Market Value on the day preceding the date of exercise of the Option. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option; or if the Option shall be exercised by the Employee, and if the Employee shall so request in the notice exercising the Option, such Option shall be registered in the name of the Employee and another person, as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons other than the Employee, such


Incentive Stock Option Agreement                                          Page 2
notice shall be accompanied by appropriate proof satisfactory to the Corporation of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. Upon the exercise of less than all of the Options hereunder, the Corporation shall promptly execute and deliver a new Option Agreement in the form hereof covering the balance of unexercised Options. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of such new Option Agreements.

     10. Withholding of Taxes. At such times as an Employee recognizes taxable income in connection with the receipt of shares hereunder (a "Taxable Event), Employee shall pay to the Corporation an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Corporation in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Corporation, Employee may make a written election (the "Tax Election"), which shall be binding upon the Corporation, to have withheld a portion of the Shares then issuable to Employee having an aggregate Fair Market Value equal to the Withholding Taxes.

     11. Incentive Stock Options. The Options granted hereunder are intended to qualify as incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     12. Subsidiary. As used herein, the term "Subsidiary" shall mean any present or future corporation in which the Corporation shall own 50% or more of its accrued voting stock.

     13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators and successors of the parties hereto.

     14. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

     15. Headings. Headings are for the convenience of the parties are not deemed to be part of this Agreement.

EXECUTED as of the day and year first written above.


EMPLOYER:                               BFX HOSPITALITY GROUP, INC.:


                                             By: /s/ ROBERT H. MCLEAN
                                                 -------------------------------
                                                 Chief Executive Officer


EMPLOYEE

                                                 /s/ FRANK J. MILAN
                                                 -------------------------------
                                                 Frank J. Milan


Incentive Stock Option Agreement                                          Page 3

                        INCENTIVE STOCK OPTION AGREEMENT


          This Option Agreement (the "Agreement") made and effective as of the 4th day of October, 1999, between BFX Hospitality Group, Inc., a Delaware corporation (the "Corporation"), and Frank J. Milan, an Employee of the Corporation or one or more of its Subsidiaries (the "Employee").

          WHEREAS, pursuant to the BFX Hospitality Group, Inc. 1997 Employee Stock Option Plan (the "Plan") the Corporation desires to afford Employee the opportunity to purchase shares of Corporation's $.05 par value common stock, as a reward for past performance as a key employee of the Corporation, and as an incentive for future performance.

          NOW, WHEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

          1. Grant of Option. The Corporation hereby grants to the Employee the right and option (the "Option") to purchase an aggregate of 25,000 shares of Corporation's $.05 par value common stock (the "Shares"), such Shares being subject to adjustment as provided in Section 4.5 of the Plan, and on the terms and conditions herein set forth.

          2. Purchase Price. The purchase price of the Shares covered by the Option shall be $1.00 per Share.

          3. Term of Option. The term of the Option shall be for a period of six
(6) years from the date hereof, beginning on October 4, 1999, and ending on October 3, 2005, subject to earlier termination pursuant to Section 5.7 of the Plan.

          4. Exercise of Option. The Option, subject to the terms, conditions and limitations contained herein, shall be exercisable as follows: The Shares included in this Option Agreement shall be divided into five (5) installments, each installment to be of approximately equal size. The first installment shall not be exercisable until one (1) year from the date first appearing above, and each succeeding installment shall not be exercisable until one (1) year from the date that the prior installment becomes exercisable. When the right to exercise any installment accrues, the Shares included in that installment may be purchased at that time or from time to time thereafter during the term of the Option.

          5. Transferability of Option. This Option may be transferred by Employee by Will or by the laws of descent and distribution, but not otherwise. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Option Agreement or Option in the form hereof in the name of assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Options under this Paragraph.



Incentive Stock Option Agreement                                          Page 1

          6. Exercise on Termination of Employment. Employee's rights to exercise the Options following a severance of employment of the Employee from the Company whether with or without cause, or because of death, retirement or disability shall be governed by the applicable provisions of Section 5.7 of the Plan.

          7. Rights as a Shareholder. The Employee or Employee's permitted transferee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for such Shares. No adjustments, other than as provided in Section 4.5 of the Plan, shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions for which the record date is prior to the date such stock certificate is issued.

          8. Listing; Governmental Approval.

             The Option granted herein is subject to the requirement that, if at any time the listing or qualification of Shares issuable upon exercise of the Option is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary as a condition of, or in connection with the issuance of any Shares, no Shares shall be issued in whole or in part, unless such listing, qualification, consent or approval has been obtained. The Corporation agrees, at its own expense, to take all action necessary to obtain such listing, qualification, consent or approval so the Corporation can perform its contractual obligation to issue the Shares covered by this Option.

          9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice delivered in person or by first class mail to the Corporation at its offices located at 226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such Shares, in which event the Corporation shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received.

            Payment of such purchase price shall, in either case, be made in (i) cash, or (ii) cashier's certified or personal check payable to the order of the Corporation, (iii) in whole shares of the Corporation's common stock previously acquired by Employee and evidenced by negotiable certificates, or (iv) by the Corporation withholding Shares that otherwise would be acquired upon such exercise. Any Shares transferred to the Corporation (or withheld upon exercise) as payment of the purchase price under this option shall be valued at the Fair Market Value on the day preceding the date of exercise of the Option. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option; or if the Option shall be exercised by the Employee, and if the Employee shall so request in the notice exercising the Option, such Option shall be registered in the name of the Employee and another person, as joint tenants with right of survivorship, and shall be delivered as


Incentive Stock Option Agreement                                          Page 2
provided above to or upon the written order of the person or persons other than the Employee, such notice shall be accompanied by appropriate proof satisfactory to the Corporation of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. Upon the exercise of less than all of the Options hereunder, the Corporation shall promptly execute and deliver a new Option Agreement in the form hereof covering the balance of unexercised Options. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of such new Option Agreements.

          10. Withholding of Taxes. At such times as an Employee recognizes taxable income in connection with the receipt of shares hereunder (a "Taxable Event"), Employee shall pay to the Corporation an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Corporation in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Corporation, Employee may make a written election (the "Tax Election"), which shall be binding upon the Corporation, to have withheld a portion of the Shares then issuable to Employee having an aggregate Fair Market Value equal to the Withholding Taxes.

          11. Incentive Stock Options. The Options granted hereunder are intended to qualify as incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

          12. Subsidiary. As used herein, the term "Subsidiary" shall mean any present or future corporation in which the Corporation shall own 50% or more of its accrued voting stock.

          13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators and successors of the parties hereto.

          14. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

          15. Headings. Headings are for the convenience of the parties are not deemed to be part of this Agreement.

EXECUTED as of the day and year first written above.


EMPLOYER:                             BFX HOSPITALITY GROUP, INC.:


                                      By: /s/ ROBERT H. MCLEAN
                                         ---------------------------------------
                                         Chief Executive Officer


EMPLOYEE:                                 /s/ FRANK J. MILAN
                                         ---------------------------------------
                                         Frank J. Milan



Incentive Stock Option Agreement                                          Page 3